ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated October 16, 2014 to the
Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with your currently effective Advanced Series Trust Prospectus and Statement of Additional Information (SAI) and should be retained for future reference. The AST Academic Strategies Asset Allocation Portfolio (the Portfolio) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus and SAI.

Effective immediately, Terance Chen of J.P. Morgan Investment Management, Inc. (J.P. Morgan), is no longer a portfolio manager for the Portfolio. Raffaele Zingone and Steven G. Lee continue to serve as portfolio managers for the portion of the Portfolio subadvised by J.P. Morgan. To reflect the removal of Mr. Chen as a portfolio manager for the Portfolio, all references and information pertaining to Mr. Chen are hereby deleted from the Prospectus and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP10